Exhibit c

NUMBER                              [LOGO]                               SHARES


                           COLUMBIA NATIONAL MUNICIPAL
                                 BOND FUND, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON


This Certifies that


*SEE REVERSE FOR
CERTAIN DEFINITIONS


is the owner of
fully paid and non-assessable Shares of the Columbia National Municipal Bond Fund, Inc., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Robert J. Moorman
SECRETARY



Columbia National Municipal Bond Fund, Inc.
CORPORATE
SEAL

OREGON


Dated:



J. Jerry Inskeep, Jr.
PRESIDENT



COUNTERSIGNED:
BY TRANSFER AGENT

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Authorized Officer

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
     THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR BY A SECURITIES FIRM HAVING MEMBERSHIP ON A RECOGNIZED NATIONAL SECURITIES EXCHANGE, WHOSE SIGNATURE(S) IS KNOWN TO THE TRANSFER AGENT OF THE CORPORATION.


     For value received, ________________ hereby sell, assign and transfer unto

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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________________________________________________________________ Shares of the

Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated, __________________________ 19____

                    ------------------------------------------------------------
                                                Owner
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                                    Signature of Co-Owner, if any

              IMPORTANT: BEFORE SIGNING, READ AND COMPLY CAREFULLY
                        WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) GUARANTEED BY: ______________________________________


     *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-_____ Custodian-____
                                                         (Cust)          (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of
          survivorship and not as tenants
          in common                                   Act________________
                                                              (State)

     Additional abbreviations may also be used though not in the above list.


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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY